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                                                                   EXHIBIT 23(1)

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Amendment Number 10 to the Registration Statement (Form N-1A)(No. 811-08067) of WT Investment Trust I of our reports dated August 1, 2003, included in the 2003 Annual Reports to shareholders.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 23, 2003